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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated May 11, 2001 included in this annual report on Form 10-K, into the Company's previously filed Registration Statement No. 333-75559, No. 33-18793 and No. 333-62581.

                                              /s/ Arthur Andersen LLP


Boston, Massachusetts
June  27 , 2001

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